Auditor's remuneration	12 Months Ended
Dec. 31, 2022
Auditor's remuneration
Auditor's remuneration

35. Auditor’s remuneration

The statutory auditor’s fees for carrying out its mandate at group level amounted to €1,127.1 thousand in 2022 (2021: €860.3 thousand). Audit-related fees, which generally the auditor provides, amounted to €26.9 thousand in 2022 (2021: €101.1 thousand). Other fees related to non-audit services executed by the statutory auditor amounted to €nil in 2022 (2021: €nil). Other fees related to non-audit services executed by persons related to the statutory auditor amounted to €429.5 thousand in 2022 and related to IT and quality management (2021: €587.7 thousand). The Audit Committee and the Board of Directors are of the opinion that these non-audit services do not affect the independence of the statutory auditor in the performance of his audit. The abovementioned additional fees were fully approved by the Audit Committee in accordance with article 3:64 of the Belgian Companies Code.